UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2016

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931

(Address of Principal Executive Offices)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

Previous Independent Registered Public Accounting Firm

On April 26, 2016, Provectus Biopharmaceuticals, Inc. (the “Company”) notified its independent registered public accounting firm, BDO USA, LLP, of its decision to dismiss BDO USA, LLP, effective as of that date, and to appoint another independent registered public accounting firm, Marcum LLP. The decision to change independent registered public accounting firms was unanimously approved by the Company’s audit committee and Board of Directors.

BDO USA, LLP’s reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2015 and 2014, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through April 26, 2016, the date of BDO USA, LLP’s dismissal, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO USA, LLP, would have caused BDO USA, LLP to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such periods.

During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through April 26, 2016, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), other than the identification of a material weakness in the Company’s internal control over financial reporting as described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “2015 Form 10-K”). As disclosed in Item 9A to the 2015 Form 10-K, the Company’s principal executive officer and principal financial officer concluded that, as of December 31, 2015, the Company’s internal control over financial reporting was not effective due to a material weakness related to the Company’s travel expense advancement and reimbursement policies and procedures that relate to the Company’s former Chief Executive Officer and Chairman of the Board of Directors, H. Craig Dees, Ph.D. BDO USA, LLP’s audit report included in the 2015 10-K with respect to the Company’s internal control over financial reporting opined that the Company did not maintain effective internal control over financial reporting as of December 31, 2015 because of this material weakness. The subject matter of this material weakness was discussed by the Company’s audit committee with BDO USA, LLP. The audit committee has authorized BDO USA, LLP to respond fully to the inquiries of the successor independent registered public accounting firm concerning this material weakness.

The Company has provided BDO USA, LLP with a copy of the foregoing disclosures and requested that BDO USA, LLP furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the statements in the above paragraphs. BDO USA, LLP’s letter to the SEC stating whether it agrees with such statements is filed as Exhibit 16.1 to this Current Report on Form 8-K.

New Independent Registered Public Accounting Firm

On April 26, 2016, the Company engaged Marcum LLP as its new independent registered public accounting firm. The decision to engage Marcum LLP as the Company’s independent registered public accounting firm was unanimously approved by the Company’s audit committee and Board of Directors. During the years ended December 31, 2015 and 2014, and through April 26, 2016, the date of Marcum LLP’s engagement, the Company did not consult with Marcum LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter from BDO USA, LLP to the Securities and Exchange Commission, dated April 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2016

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Peter R. Culpepper
Peter R. Culpepper Interim Chief Executive Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from BDO USA, LLP to the Securities and Exchange Commission, dated April 26, 2016

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